FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 4, 1997


                       UNITED STATES CELLULAR CORPORATION
             (Exact name of registrant as specified in its charter)


      Iowa                         1-9712                   62-1147325
(State or other                 (Commission                (IRS Employer
jurisdiction of                 File Number)             Identification No.)
incorporation)



   8410 West Bryn Mawr,Suite 700, Chicago, Illinois           60631
         (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (312) 399-8900


                                 Not Applicable
          (Former name or former address, if changed since last report)








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Item 5.   Other Events.

         On February 4, 1997, the Company announced that it had signed definitive agreements with BellSouth Corporation ("BellSouth") to acquire controlling interests in a 12-market cluster that provides cellular service to most of Wisconsin and parts of northern Illinois in exchange for a nine-market cluster in southern Indiana and Kentucky, a controlling interest in one market in central Tennessee, investments interests in 13 other markets, and cash.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such announcement as an exhibit.




Item 7.           Financial Statements and Exhibits

(c)      Exhibits

         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Date:    February 5, 1997


United States Cellular Corporation
(Registrant)



By:  /s/ KENNETH R. MEYERS

Kenneth R. Meyers
Senior Vice President - Finance












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